ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                       $651,139,000 (APPROXIMATE BALANCE)          JUNE 28, 2001
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-C2

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------
                                      Expected     Expected
           Expected    Approximate     Credit      Weighted     Expected
            Rating     Face/Notional  Support    Average Life   Payment
Class(a)   S&P/Fitch   Amount (MM)   (% of UPB)   (years) (b)  Window (b)
--------------------------------------------------------------------------
Publicly Offered Classes
--------------------------------------------------------------------------
A1       AAA/AAA          $143.6        23.000%       5.70     8/01-12/10
A2       AAA/AAA           437.7        23.000        9.75     12/10-6/11
B        AA/AA              34.0        18.500        9.93     6/11-6/11
C        AA-/AA-            11.3        17.000        9.93     6/11-6/11
D        A/A                15.1        15.000        9.93     6/11-6/11
E        A-/A-               9.4        13.750        9.93     6/11-6/11
--------------------------------------------------------------------------
Privately Offered Classes (c)
--------------------------------------------------------------------------
F        BBB+/BBB+          15.1        11.750
G        BBB/BBB            10.4        10.375
H        BBB-/BBB-           9.4         9.125
J        BB+/BB+            23.6         6.000
K        BB/BB               5.7         5.250
L        BB-/BB-             5.7         4.500
M        B+/B+              11.3         3.000
N        B/B                 3.8         2.500
O        B-/B-               3.8         2.000
P        CCC                 3.8         1.500
Q        NR                 11.3         -
X(d)(e)
X-1(d)(f)
X-2(d)(g)
Total Securities       $    754.9
--------------------------------------------------------------------------

(a)  Classes A1 through E are expected to have fixed pass-through rates.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Not offered hereby.
(d)  Notional amount on interest only class.
(e)  WAC IO
(f)  Support IO
(g)  Targeted Interest Distribution

KEY FEATURES:
-------------
Lead Managers:                  Goldman, Sachs & Co.
                                Deutsche Banc Alex. Brown
Collateral Contributors:        GMAC Commercial Mortgage Corporation (36.56%)
                                Archon Financial, L.P. (GSMC) (45.76%)
                                German American Capital Corporation (DB)(17.68%)
Collateral:                     96 Mortgage Loans ($754,944,061)
Master Servicer:                GMAC Commercial Mortgage Corporation
Special Servicer:               GMAC Commercial Mortgage Corporation
Trustee:                        LaSalle Bank, N.A.
Launch:                         July 2001
Pricing:                        July 2001
Closing:                        July 2001
Cut-Off Date:                   July 1st and 5th
Distribution Date:              15th of each month, or following business
                                day (commencing August 15, 2001)
Payment Delay:                  14 days
ERISA Eligible:                 Classes A through H are expected to be
                                ERISA eligible subject to certain
                                conditions for eligibility
SMMEA Eligible:                 Classes A-1, A-2, B and C are expected to
                                be SMMEA securities upon issuance
Structure:                      Sequential pay
Day Count:                      30/360
Tax Treatment:                  REMIC
Rated Final Distribution Date:  April 2034
Cleanup Call:                   1.0%
Minimum Denominations:          Publicly Offered Classes: $25,000 & $1
Delivery:                       DTC

COLLATERAL FACTS:
-----------------
Cut-Off Date Loan Principal Balance:                     $754,944,061
Number of Mortgage Loans:                                          96
Number of Mortgaged Properties:                                   115
Average Mortgage Loan Cut-Off Date Balance:                $7,864,001
Weighted Average Current Mortgage Rate:                        7.533%
Weighted Average Loan U/W DSCR (a):                             1.33x
Weighted Average Loan Cut-Off Date LTV Ratio (a):              73.35%
Weighted Average Remaining Term to Maturity (months):           115.6
Weighted Average Remaining Amortization Term (months):          347.6
Prepayment Lockout/Defeasance as % of Total:                   95.41%
Balloon Loans as % of Total (b):                               98.42%
Single Largest Asset as % of Total:                             4.36%
Five Largest Assets as % of Total:                             20.00%
Ten Largest Assets as % of Total:                              33.46%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(b) Includes ARD loans totaling $62.8 million and 8.32% of the Mortgage Loan Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS:
------------------------------
                                        % BY
                             CURRENT     LOAN
LOAN                         BALANCE   POOL UPB   LTV    DSCR    PROPERTY TYPE
--------------------------------------------------------------------------------
Lichtenstein Portfolio     $52,880,926    7.00%  73.40%  1.21x Office/Industrial
Corporate Woods Office
  Bldg.                     32,226,729    4.27   74.95   1.25  Office
Kollinger Portfolio         31,446,365    4.17   79.32   1.28  Multifamily
Fig Garden Village          29,935,440    3.97   74.84   1.33  Anchored Retail
Presidential Market Center  27,979,836    3.71   77.72   1.28  Anchored Retail
Clarity Building            27,960,900    3.70   74.96   1.27  Office
Club Apartments Portfolio   26,212,435    3.47   61.39   1.49  Multifamily
JTS Portfolio               21,955,006    2.91   79.33   1.31  Office
Princeton Park Corporate
  Center                    19,486,594    2.58   73.53   1.26  Office
Rancho San Diego Town
  Center                    16,976,898    2.25   75.45   1.30  Anchored
                            ----------    ----   -----   ----
Total/Wtd. Avg.            $287,061,129  38.02%  74.43%  1.29x Retail
-----------------------------------------------------------------------------

SELECTED LOAN DATA:
-------------------
                      NUMBER OF       LOAN POOL CUT-OFF DATE BALANCE
GEOGRAPHIC            MORTGAGED   -----------------------------------------
DISTRIBUTION          PROPERTIES  CURRENT BALANCE % BY UPB   WTD. AVG. DSCR
---------------------------------------------------------------------------
California                 13      $132,439,390     17.54%        1.37x
Texas                      18        98,700,271     13.07         1.36
Pennsylvania               10        76,730,547     10.16         1.24
Florida                    12        43,376,773      5.75         1.31
New Jersey                  6        39,052,977      5.17         1.44
Other (a)                  56       364,644,103     48.30         1.32
                          ---      ------------     -----
Total/Wtd. Avg.           115      $754,944,061    100.00%        1.33x
----------------------------------------------------------------------------
(a) Includes 23 states.

                      Number of       Loan Pool Cut-Off Date Balance
                      Mortgaged   -----------------------------------------
Property Type         Properties  Current Balance % by UPB   Wtd. Avg. DSCR
---------------------------------------------------------------------------
Office                     32      $235,439,911     31.19%       1.28x
Multifamily (a)            38       212,760,351     28.18        1.33
Anchored Retail            17       187,057,550     24.78        1.31
Industrial                 14        51,368,389      6.80        1.28
Hospitality                 5        47,757,021      6.33        1.70
Unanchored Retail           9        20,560,838      2.72        1.42
                          ---        ----------      ----
Total/Wtd. Avg.           115      $754,944,061    100.00%       1.33x
---------------------------------------------------------------------------
(a) Includes 1 Manufactured Housing property (0.68% of UPB).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q certificates.

     -- In case the principal balance of the Class Q, P, O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

o Each Class will be subordinate to the Class A1, A2, X (WAC IO), X-1 (Support IO) and X-2 (Targeted Interest Distribution) and to each Class with an earlier alphabetic designation than such Class. Each of the Class A1, A2, X, X-1 and X-2 Certificates will be of equal priority.

o    All Classes will pay interest on a 30/360 basis.

o Principal Losses will be allocated in reverse alphabetical order to Class Q, P, O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

o The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to two basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing
     Fee) will be allocated pro rata (based on interest entitlements) to all regular Certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X, X-1 and X-2.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     OVERVIEW OF INTEREST ONLY CERTIFICATES
--------------------------------------------------------------------------------

The Notional Amount of Class X Certificates will be equal to __% of the sum of all Certificate Balances outstanding from time to time. The Notional Amount of Class X-1 Certificates will be equal to __% of the sum of all Certificate Balances outstanding from time to time. The Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in ____,20__, will be an amount equal to __% of the sum of the Certificate Balances of the Class B, Class C, Class D, Class E, Class F and Class G Certificates outstanding from time to time and __% of the Class A-2B Component (as defined herein). After such Distribution Date, the Notional Amount of the Class X-2 Certificates will be equal to zero.

The aggregate certificate balance of the Class A-2 Certificates will be deemed to consist of two components (each a "Component"), each having the same "Pass-Through Rate" as the Class A-2 Certificates. One of the Components (the "Class A-2A Component") will have a balance (a "Component Balance") initially equal to $____, which amount will be deemed reduced by the amount of all distributions of principal made to the Class A-2 Certificates until such Component Balance is reduced to zero. The other Component (the "Class A-2B Component") will have a Component Balance equal to $___ which, following the reduction of the Component Balance of the Class A-2A Component to zero, will be deemed reduced by the amount of all subsequent distributions in reduction of the aggregate certificate balance of the Class A-2 Certificates until the Component Balance of the Class A-2B Component (and the aggregate certificate balance of the Class A-2 Certificates) has been reduced to zero.

The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will, in general, equal the weighted average of the Class X-1 Strip Rates for the respective classes of Principal Balance certificates (or, in the case of the Class A-2 Certificates, the Class A-2A and Class A-2B Components thereof) for such Distribution Date (weighted on the basis of the respective balances of such classes of Certificates or the Component Balances of such Components outstanding immediately prior to such Distribution Date). The "Class X-1 Strip Rate" in respect of any class of Principal Balance Certificates (or in the case of the Class A-2 Certificates, the Class A-2A Component or the Class A-2B Component) for any Distribution Date will, in general, equal (i) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) (x) in the case of the Class A-1, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates and the Class A-2A Component, the Pass-Through Rate for such class of Certificates or such Component and (y) in the case of the Class A-2B Component and the Class B, Class C, Class D, Class E, Class F and Class G Certificates (I) for any Distribution Date occurring on or before ____,20__, the rate per annum corresponding to such Distribution Date as set forth on a specified schedule and (II) for any Distribution Date occurring after ___,20__, the Pass-Through Rate for such class of Certificates or such Component (but in no event will any Class X-1 Strip Rate be less than zero).

The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date will, through ___, 20__, in general, equal the weighted average of the Class X-2 Strip Rates for the Class A-2B Component and the Class B, Class C, Class D, Class E, Class F and Class G Certificates for such Distribution Date (weighted on the basis of the respective certificate balances of such Classes of Certificates or the Component Balance of such Component outstanding immediately prior to such Distribution
Date). The "Class X-2 Strip Rate" in respect of the Class A-2B Component and the Class B, Class C, Class D, Class E, Class F and Class G Certificates for any Distribution Date will, in general, equal the lesser of (x) the rate per annum corresponding to such Distribution Date as set forth on a specified schedule and
(y) the Weighted Average Net Mortgage Rate for such Distribution Date; minus the Pass-Through Rate for such class of Certificates or such Component for such Distribution Date (but in no event will any Class X-2 Strip Rate be less than zero). The Class X-2 will be fully retired no later than ____, 20__.

The Pass-Through Rate applicable to the Class X Certificates for each Distribution Date subsequent to the initial Distribution Date will, in general, equal the weighted average of the Class X Strip Rates for the respective balances of each class of principal balance certificates for such Distribution Date (weighted on the basis of the relative Certificate Balance of such class of Certificates outstanding immediately prior to such Distribution Date). The "Class X Strip Rate" for such classes or principal balance certificates for any Distribution Date will, in general, equal (i) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) the respective Pass-Through Rate of such class.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ALLOCATION OF PREPAYMENT PREMIUMS
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS

Any Prepayment Premium collected with respect to a Mortgage Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such distribution date. Such class will be entitled to an aggregate amount (allocable on a pro rata basis based on principal payments if there is more than one Class of Principal Balance Certificates entitled to a distribution of principal) equal to the lesser of (a) such Prepayment Premium Payment and (b) such Prepayment Premium Payment multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

The portion, if any, of the Prepayment Premium remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X and Class X-1 Certificates, with __% of such portion allocated to the Class X Certificates and __% allocated to the Class X-1 Certificates. For the purposes of the foregoing, the classes X-2, J, K, L, M, N, O, P and Q are the excluded classes.

The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

     o    Three Classes of Certificates: Class A-1, X-1 and X

     o The Notional Amount of the Class X and X-1 Certificates will each be equal to 50% of the sum of all Certificate Balances outstanding.

     o    The characteristics of the Mortgage Loan being prepaid are as follows

          o    Loan Balance: $10,000,000
          o    Mortgage Rate: 7.50%
          o    Maturity Date: 10 years (July 1, 2011)

     o    The Discount Rate is equal to 5.20%

     o    The Class A-1 Pass-Through Rate is equal to 6.04%

--------------------------------------------------------------------------------------------------------------------------------
METHOD                                         CLASS A-1 CERTIFICATES      CLASS X CERTIFICATES        CLASS X-1 CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------------
(CLASS A-1 PASS THROUGH RATE - DISCOUNT RATE)     (6.04% - 5.20%)       50.0% X (100.00% - 36.52%)   50.0% X (100.00% - 36.52%)
---------------------------------------------     ---------------
      (MORTGAGE RATE - DISCOUNT RATE)             (7.50% - 5.20%)
                                              ----------------------------------------------------------------------------------
PREPAYMENT ALLOCATION                                  36.52%                     31.74%                       31.74%
--------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)

Prepayment                 July        July        July        July       July        July        July        July
Restrictions               2001        2002        2003        2004       2005        2006        2007        2008
---------------------------------------------------------------------------------------------------------------------
Locked Out                100.00%     100.00%      10.79%      9.88%       0.00%       0.00%       0.00%      0.00%
Defeasance                  0.00        0.00       84.63      85.54       95.43       95.25       95.25      93.21
Greater of 1% or YM         0.00        0.00        4.58       4.58        4.57        4.75        4.75       4.75
Open                        0.00        0.00        0.00       0.00        0.00        0.00        0.00       2.03
Total                     100.00%     100.00%     100.00%    100.00%     100.00%     100.00%     100.00%    100.00%
UPB (MM)                 $754.94     $748.15     $740.77    $732.83     $724.10     $687.11     $677.33    $665.75
% of Initial UPB          100.00%      99.10%      98.12%     97.07%      95.91%      91.01%      89.72%     88.19%
---------------------------------------------------------------------------------------------------------------------

Prepayment                 July        July        July        July       July        July        July        July
Restrictions               2009        2010        2011        2012       2013        2014        2015        2016
---------------------------------------------------------------------------------------------------------------------
Locked Out                  0.00%       0.00%       0.00%      0.00%       0.00%       0.00%       0.00%      0.00%
Defeasance                 94.73       94.31      100.00     100.00      100.00      100.00      100.00     100.00
Greater of 1% or YM         4.85        4.88        0.00       0.00        0.00        0.00        0.00       0.00
Open                        0.42        0.81        0.00       0.00        0.00        0.00        0.00       0.00
Total                     100.00%     100.00%     100.00%    100.00%     100.00%     100.00%     100.00%    100.00%
UPB (MM)                 $641.05     $623.51      $11.51      $6.36       $4.49       $3.51       $2.45      $1.31
% of Initial UPB           84.91%      82.59%       1.52%      0.84%       0.60%       0.47%       0.32%      0.17%
---------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (in years)
(Prepayments Locked Out through Lock Out period and Defeasance period and Yield
               Maintenance period then run at the indicated CPRs)
--------------------------------------------------------------------------------

                             Prepayment Assumptions (CPR)
          ---------------------------------------------------------------------
          0% CPR        25% CPR       50% CPR        75% CPR         100% CPR
-------------------------------------------------------------------------------
A1         5.70           5.69          5.68           5.67             5.58
A2         9.75           9.73          9.72           9.69             9.52
B          9.93           9.93          9.91           9.85             9.68
C          9.93           9.93          9.93           9.93             9.68
D          9.93           9.93          9.93           9.93             9.68
E          9.93           9.93          9.93           9.93             9.68

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                                                             Weighted
                                                                                                              Average     Weighted
                                                         Percentage of    Average                Weighted    Remaining     Average
                              Number of                    Aggregate      Cut-Off    Weighted     Average     Term to      Cut-Off
Range of Cut-Off Date         Mortgage    Cut-Off Date   Cut-Off Date      Date       Average    Mortgage    Maturity     Date LTV
     Balances ($)               Loans       Balance         Balance       Balance      DSCR        Rate        (mos)        Ratio
----------------------------------------------------------------------------------------------------------------------------------
      894,026 - 999,999            2        $1,807,932       0.24%       $903,966      1.47x       7.775%      118.5        66.17%
   1,000,000 - 1,999,999          12        17,657,076       2.34       1,471,423      1.29        7.643       117.0        73.25
   2,000,000 - 2,999,999          11        29,046,090       3.85       2,640,554      1.36        7.588       117.2        73.63
   3,000,000 - 3,999,999          11        37,057,303       4.91       3,368,846      1.36        7.618       115.1        70.17
   4,000,000 - 4,999,999           8        37,191,295       4.93       4,648,912      1.36        7.659       119.2        72.53
   5,000,000 - 5,999,999          10        54,526,326       7.22       5,452,633      1.29        7.607       116.7        76.00
   6,000,000 - 6,999,999           2        13,019,079       1.72       6,509,539      1.29        7.431       116.6        76.95
   7,000,000 - 7,999,999           9        68,390,653       9.06       7,598,961      1.45        7.344       110.9        71.98
   8,000,000 - 8,999,999           4        33,658,476       4.46       8,414,619      1.29        7.425       117.0        76.45
   9,000,000 - 9,999,999           2        19,160,427       2.54       9,580,213      1.34        7.270        86.6        76.22
  10,000,000 - 11,999,999          8        90,115,675      11.94      11,264,459      1.25        7.547       127.1        74.07
  12,000,000 - 13,999,999          3        37,317,550       4.94      12,439,183      1.32        7.213        98.6        76.59
  14,000,000 - 16,999,999          6        97,359,316      12.90      16,226,553      1.44        7.871       112.4        69.35
  17,000,000 - 19,999,999          1        19,486,594       2.58      19,486,594      1.26        7.880       119.0        73.53
  20,000,000 - 24,999,999          1        21,955,006       2.91      21,955,006      1.31        7.470       117.0        79.33
  25,000,000 - 49,999,999          6       177,195,263      23.47      29,532,544      1.30        7.417       117.6        73.15
                                  --      ------------     ------
  Total/Wtd. Avg.                 96      $754,944,061     100.00%   $  7,864,001      1.33x       7.533%      115.6        73.35%
                                  ==      ============     ======
----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
--------------------------------------------------------------------------------

                                                                                                         Weighted
                                                                                                          Average
                                                 Percentage of                                 Weighted  Remaining     Weighted
                    Number of                      Aggregate                      Weighted     Average    Term to      Average
                    Mortgaged     Cut-Off Date   Cut-Off Date   Average Cut-Off    Average     Mortgage  Maturity      Cut-Off
Property State     Properties       Balance         Balance       Date Balance      DSCR         Rate      (mos)    Date LTV Ratio
----------------------------------------------------------------------------------------------------------------------------------
California            13        $132,439,390         17.54%      $10,187,645        1.37x       7.402%     116.9        74.06%
Texas                 18          98,700,271         13.07         5,483,348        1.36        7.689      112.1        69.74
Pennsylvania          10          76,730,547         10.16         7,673,055        1.24        7.712      127.6        74.16
Florida               12          43,376,773          5.75         3,614,731        1.31        7.886      116.8        69.63
New Jersey             6          39,052,977          5.17         6,508,829        1.44        7.784      118.3        69.96
Georgia                3          33,233,631          4.40        11,077,877        1.28        7.617      118.9        77.34
Missouri               1          32,226,729          4.27        32,226,729        1.25        7.640      119.0        74.95
Kentucky               3          31,446,365          4.17        10,482,122        1.28        7.239       79.7        79.32
Louisiana              5          30,730,236          4.07         6,146,047        1.36        7.435      117.1        78.45
Nevada                 3          27,295,473          3.62         9,098,491        1.29        7.213      118.0        75.08
Delaware               2          26,212,435          3.47        13,106,217        1.49        7.050      118.0        61.39
North Carolina         4          23,594,128          3.13         5,898,532        1.35        7.357      118.2        76.36
Colorado               3          19,220,314          2.55         6,406,771        1.31        7.443      118.2        72.68
Washington             3          18,738,910          2.48         6,246,303        1.27        7.510      117.7        75.83
Maryland               4          18,472,287          2.45         4,618,072        1.28        7.616      116.2        73.69
Alabama                3          16,243,487          2.15         5,414,496        1.28        7.495      117.2        78.01
Illinois               3          15,540,659          2.06         5,180,220        1.32        7.392       85.2        78.04
New York               3          14,288,129          1.89         4,762,710        1.47        8.132      111.5        62.77
Michigan               3          12,290,290          1.63         4,096,763        1.28        7.190      119.0        79.81
Wisconsin              1           7,993,126          1.06         7,993,126        1.40        6.760      119.0        79.14
Arizona                2           7,962,841          1.05         3,981,421        1.35        7.726      116.7        74.18
Virginia               1           7,583,832          1.00         7,583,832        1.36        7.300      117.0        70.88
Connecticut            4           7,135,632          0.95         1,783,908        1.29        7.545      117.0        71.81
Indiana                1           4,688,592          0.62         4,688,592        1.33        7.730      116.0        78.14
Tennessee              1           4,496,469          0.60         4,496,469        1.27        7.220      119.0        79.94
South Carolina         1           2,993,978          0.40         2,993,978        1.54        7.550      117.0        65.09
Minnesota              1           1,158,607          0.15         1,158,607        1.41        7.745      118.0        68.96
Ohio                   1           1,097,955          0.15         1,097,955        1.22        7.690      141.0        68.62
                     ---        ------------        ------
Total/Wtd. Avg.      115        $754,944,061        100.00%       $6,564,731        1.33x       7.533%     115.6        73.35%
                     ===        ============        ======
----------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans, each of which is allocated a cut-off balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                                     [MAP]

                      California                17.54%
                      Texas                     13.07%
                      Pennsylvania              10.16%
                      Florida                    5.75%
                      New Jersey                 5.17%
                      Georgia                    4.40%
                      Missouri                   4.27%
                      Kentucky                   4.17%
                      Louisiana                  4.07%
                      Nevada                     3.62%
                      Delaware                   3.47%
                      North Carolina             3.13%
                      Colorado                   2.55%
                      Washington                 2.48%
                      Maryland                   2.45%
                      Alabama                    2.15%
                      Illinois                   2.06%
                      New York                   1.89%
                      Michigan                   1.63%
                      Wisconsin                  1.06%
                      Arizona                    1.05%
                      Virginia                   1.00%
                      Connecticut                0.95%
                      Indiana                    0.62%
                      Tennessee                  0.60%
                      South Carolina             0.40%
                      Minnesota                  0.15%
                      Ohio                       0.15%

                                   [PIE CHART]


                      California                17.54%
                      Texas                     13.07%
                      Pennsylvania              10.16%
                      Florida                    5.75%
                      New Jersey                 5.17%
                      Georgia                    4.40%
                      Missouri                   4.27%
                      Kentucky                   4.17%
                      Other(a)                  35.46%

                      (a) Other includes 20 states.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

                                                                                                 Weighted
                                                                                                  Average    Weighted
                                             Percentage of   Average                 Weighted    Remaining    Average
                    Number of     Cut-Off      Aggregate     Cut-Off      Weighted    Average     Term to     Cut-Off
                    Mortgaged      Date      Cut-Off Date     Date         Average   Mortgage    Maturity    Date LTV
Property Type      Properties     Balance       Balance      Balance        DSCR       Rate        (mos)       Ratio
---------------------------------------------------------------------------------------------------------------------
Office                  32     $235,439,911      31.19%     $7,357,497      1.28x      7.593%      117.5       74.21%
Multifamily             38      212,760,351      28.18       5,598,957      1.33       7.251       109.1       74.88
Anchored Retail         17      187,057,550      24.78      11,003,385      1.31       7.605       119.9       72.98
Industrial              14       51,368,389       6.80       3,669,171      1.28       7.584       117.3       74.20
Hospitality              5       47,757,021       6.33       9,551,404      1.70       7.989       116.6       66.37
Unanchored Retail        9       20,560,838       2.72       2,284,538      1.42       7.929       114.5       64.98
                       ---     ------------     ------
Total/Wtd. Avg.        115     $754,944,061     100.00%     $6,564,731      1.33x      7.533%      115.6       73.35%
                       ===     ============     ======
---------------------------------------------------------------------------------------------------------------------

                                   [PIE CHART]

                          Office               31.19%
                          Multifamily(a)       28.18%
                          Anchored Retail      24.78%
                          Industrial            6.80%
                          Hospitality           6.33%
                          Unanchored Retail     2.72%

(a) Includes one property for a total of $5,146,544 million (0.68% of UPB) that is Manufactured Housing.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
Range of Debt          Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
Service Coverage       Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
Ratios                   Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
1.17 - 1.20x               7        $41,430,219       5.49%    $5,918,603      1.20x       7.702%      138.0       73.57%
1.21 - 1.30               44        377,691,241      50.03      8,583,892      1.26        7.522       116.5       75.68
1.31 - 1.40               30        227,258,177      30.10      7,575,273      1.35        7.500       109.4       72.98
1.41 - 1.50                7         62,529,884       8.28      8,932,841      1.46        7.373       117.9       67.54
1.51 - 1.60                4         16,578,812       2.20      4,144,703      1.55        7.886       117.6       61.18
1.81 - 1.90                3         22,229,158       2.94      7,409,719      1.85        7.939       112.2       67.59
2.01 - 2.11                1          7,226,570       0.96      7,226,570      2.11        7.500       117.0       57.58
                          --       ------------     ------
Total/Wtd. Avg.           96       $754,944,061     100.00%    $7,864,001      1.33x       7.533%      115.6       73.35%
                          ==       ============     ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
Range of Cut-Off                                 Percentage of   Average                 Weighted    Remaining    Average
Date                   Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
Loan-to-Value          Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
Ratios                   Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
40.1 - 45.0%               1       $ 3,137,384        0.42%     $3,137,384     1.84x       8.500%       99.0       40.48%
55.1 - 60.0                4        27,682,693        3.67       6,920,673     1.61        8.137       102.2       57.75
60.1 - 65.0                4        38,108,179        5.05       9,527,045     1.49        7.296       116.7       61.88
65.1 - 70.0               13        65,821,499        8.72       5,063,192     1.38        7.797       116.6       66.83
70.1 - 75.0               31       318,973,564       42.25      10,289,470     1.31        7.579       119.9       73.19
75.1 - 80.0               43       301,220,742       39.90       7,005,134     1.30        7.390       112.0       78.16
                          --      ------------      ------
Total/Wtd. Avg.           96      $754,944,061      100.00%     $7,864,001     1.33x       7.533%      115.6       73.35%
                          ==      ============      ======
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
                       Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
Range of               Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
Mortgage Rates           Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
 6.7501 - 7.0000%          5       $ 42,957,205        5.69%    $8,591,441     1.36x       6.923%      100.7       78.73%
 7.0001 - 7.2500          16        166,455,765       22.05     10,403,485     1.33        7.157       111.7       74.20
 7.2501 - 7.5000          23        149,771,444       19.84      6,511,802     1.34        7.401       122.9       73.84
 7.5001 - 7.7500          26        226,298,437       29.98      8,703,786     1.29        7.654       117.2       73.74
 7.7501 - 8.0000          18        124,108,665       16.44      6,894,926     1.38        7.909       118.2       73.12
 8.0001 - 8.2500           4         19,780,401        2.62      4,945,100     1.27        8.134       113.2       69.67
 8.2501 - 8.5000           4         25,572,143        3.39      6,393,036     1.47        8.417        97.3       56.29
                          --       ------------      ------
Total/Wtd. Avg.           96       $754,944,061      100.00%    $7,864,001     1.33x       7.533%      115.6       73.35%
                          ==       ============      ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
Range of Remaining     Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
Amortization Terms     Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
(mos)                    Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
171 - 190                  1        $11,937,314        1.58%   $11,937,314     1.20x      7.500%       190.0       71.27%
231 - 250                  1          2,816,297        0.37      2,816,297     1.49       8.230        118.0       70.41
251 - 270                  1          5,584,376        0.74      5,584,376     1.27       7.500        118.0       76.50
271 - 290                  1          3,137,384        0.42      3,137,384     1.84       8.500         99.0       40.48
291 - 310                 10         64,896,377        8.60      6,489,638     1.59       7.828        117.2       67.70
331 - 360                 81        665,474,357       88.15      8,215,733     1.31       7.497        114.1       74.08
361 - 363                  1          1,097,955        0.15      1,097,955     1.22       7.690        141.0       68.62
                          --       ------------      ------
Total/Wtd. Avg.           96       $754,944,061      100.00%    $7,864,001     1.33x      7.533%       115.6       73.35%
                          ==       ============      ======
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
Range of Original      Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
Term to                Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
Maturity (mos)           Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
60 - 83                    3       $29,119,414         3.86%   $9,706,471      1.33x      7.061%        57.0      79.81%
84 - 120                  89       701,008,406        92.86     7,876,499      1.34       7.556        116.6      73.03
121 - 180                  3        12,878,926         1.71     4,292,975      1.29       7.366        124.1      77.73
181 - 240                  1        11,937,314         1.58    11,937,314      1.20       7.500        190.0      71.27
                          --      ------------       ------
Total/Wtd. Avg.           96      $754,944,061       100.00%   $7,864,001      1.33x      7.533%       115.6      73.35%
                          ==      ============       ======
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
Range of Remaining     Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
Terms to Maturity      Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
(mos)                    Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
51 - 70                    3       $ 29,119,414       3.86%   $ 9,706,471      1.33x      7.061%        57.0       79.81%
71 - 90                    2         15,692,323       2.08      7,846,162      1.38       8.328         87.6       60.16
91 - 110                   3         11,860,180       1.57      3,953,393      1.42       8.305        105.8       59.76
111 - 120                 85        680,415,902      90.13      8,004,893      1.33       7.519        117.4       73.63
121 - 130                  1          4,820,971       0.64      4,820,971      1.29       7.850        129.0       76.52
131 - 150                  1          1,097,955       0.15      1,097,955      1.22       7.690        141.0       68.62
171 - 190                  1         11,937,314       1.58     11,937,314      1.20       7.500        190.0       71.27
                          --       ------------     ------
Total/Wtd. Avg.           96       $754,944,061     100.00%   $ 7,864,001      1.33x      7.533%       115.6       73.35%
                          ==       ============     ======
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
                       Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
                       Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
Amortization Type        Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
Amortizing Balloon (a)    92       $680,202,453      90.10%   $7,393,505       1.32x      7.523%       114.2       73.50%
Hyper Amortizing           3         62,804,293       8.32    20,934,764       1.49       7.643        116.5       72.06
Fully Amortizing           1         11,937,314       1.58    11,937,314       1.20       7.500        190.0       71.27
                          --       ------------     ------
Total/Wtd. Avg.           96       $754,944,061     100.00%   $7,864,001       1.33x      7.533%       115.6       73.35%
                          ==       ============     ======
--------------------------------------------------------------------------------------------------------------------------

(a) Includes 3 loans with interest only periods of up to 25 months (3.19% of UPB).

--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                                                                                      Average    Weighted
                                                 Percentage of   Average                 Weighted    Remaining    Average
                       Number of      Cut-Off      Aggregate     Cut-Off     Weighted     Average     Term to     Cut-Off
                       Mortgage        Date      Cut-Off Date     Date        Average    Mortgage    Maturity      Date
Prepayment Provision     Loans        Balance       Balance      Balance       DSCR        Rate        (mos)     LTV Ratio
--------------------------------------------------------------------------------------------------------------------------
Defeasance                93       $720,313,990      95.41%    $7,745,312      1.34x      7.526%       115.4      73.34%
Greater of YM or 1%
  of UPB                   3         34,630,071       4.59     11,543,357      1.29       7.680        119.0      73.54
                          --       ------------     ------
Total/Wtd. Avg.           96       $754,944,061     100.00%    $7,864,001      1.33x      7.533%       115.6      73.35%
                          ==       ============     ======
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             LICHTENSTEIN PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              Original                Cut-Off Date
                              --------                ------------
Principal Balance:            $53,050,000             $52,880,926

% of Pool by UPB:             7.00%

Originator:                   GMACCM

Note Dates:                   January 26, 2001 (PA), May 2, 2001 (FL), and
                              December 22, 2000 (MD)

Interest Rates:               7.67% (PA), 7.68% (FL), and 7.75% (MD)

Amortization:                  30 Years

Maturity Dates:               February 5, 2011 (PA), May 5, 2011 (FL), and
                              January 5, 2011 (MD)

Borrower/Sponsor:             One special-purpose, bankruptcy-remote entity (PA)
                              and two special-purpose entities (MD and FL) with a related sponsor.

Partial Defeasance:           After August 2003, Borrower may partially
                              defease the loan by releasing individual properties subject to (i) no event of default
                              (ii) 30 days written notice (iii) release price of 120% of the allocated loan amount
                              (iv) U/W NCF DSCR of 1.30x on remaining
                              properties.

Cross-Collateralization/      Yes/Yes

Default:

Additional Financing:         None

Cash Management:              Soft Lockbox. Hard Lockbox and a Cash Flow
                              sweep triggered on all 3 loans if (i) event of default, (ii) Aetna US Healthcare, Inc. or
                              Crown Beverage Packaging fail to renew their leases or (iii) Aetna gives notice they intend to surrender all or a portion of their space.

Reserves:                     Monthly:
                              --------
                              TI/LC:  $54,450
                              Real Estate Taxes: $76,203
                              Insurance:  $7,320
                              Replacement:  $14,712

                              Upfront:
                              --------
                              Real Estate Taxes: $510,900
                              Insurance: $12,345

Earnout Reserve:              With respect to the PA office portfolio,
                              there is a $1,600,000 fully funded earnout
                              feature pertaining to certain leasing
                              targets.  The Borrower has until November 4,
                              2001 to meet the conditions of the earnout or
                              the funds will be used to pay down the loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:            3 Portfolio Loans

Property Type:                     Office/Industrial/Warehouse

Location:                          Allentown, Harrisburg, and Reading, PA;
                                   Jacksonville, FL; and Baltimore, MD

Years Built/Renovated:             Various

The Collateral:                    The three crossed-collateralized loans
                                   are secured by three
                                   office/industrial/warehouse portfolios
                                   with a total of 954,576 sq. ft.: one in
                                   central-eastern Pennsylvania consisting
                                   of four office properties totaling
                                   345,991 sq. ft.; one in Jacksonville, FL consisting of five office/industrial properties totaling 343,188 sq. ft.; and one in Baltimore, MD consisting of two industrial properties totaling 265,397 sq. ft.

Property Management:               American Shelter Corporation, an
                                   affiliate of the Borrower

Weighted Average Current           94.5%
Occupancy:

Aggregate Underwritten Net Cash    $5,330,698
Flow:

Aggregate Appraised Value:         $69,890,000

Appraisal Dates:                   Various

Aggregate Cut-Off Date Loan/SF:    $55.40

Weighted Average Cut-Off Date LTV
(net of earnout):                  73.40%

Weighted Average Balloon LTV:      67.42%

Weighted Average UWNCF DSCR (net
of earnout):                       1.21x
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             LICHTENSTEIN PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO LOAN INFORMATION

====================================================================================================================================
                                                            Cut-Off Date                                   Cut-Off
                                                              Balance      Weighted Average                  Date      Under-written
Portfolio             Location           Property Type           ($)         Occupancy (%)      NRSF       LTV (%)     NCF DSCR (x)
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania     Allentown,        Office (100%)            $32,879,923            91.90%      345,991    73.77% (a)      1.21x(a)
                 Reading &
                 Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
Florida          Jacksonville,     Industrial/Warehouse      11,485,953           98.06        343,188        71.39       1.22
                 FL                (80.5%),
                                   Office/Industrial
                                   (19.5%)
------------------------------------------------------------------------------------------------------------------------------------
Maryland         Baltimore, MD     Industrial/Warehouse       8,515,049         100.00         265,397        74.69       1.21
                                   (100%)
------------------------------------------------------------------------------------------------------------------------------------
Total/Wtd. Avg.                                             $52,880,926            94.5%       954,576       73.40%       1.21x
------------------------------------------------------------------------------------------------------------------------------------

(a) LTV and DSCR are shown net of earnout for the Pennsylvania Portfolio

FIVE LARGEST TENANTS (a)
------------------------

=================================================================================================================================
                                        Lease                                                      Annualized     Approximate %
                                      Expiration        Tenant                                     Base Rent        of Total
    Tenant Name                          Date        GLA (sq. ft.)  % of GLA     Property Type    Per Sq. Ft.       Base Rent
---------------------------------------------------------------------------------------------------------------------------------
1.  Aetna U.S. Healthcare Inc. (b)     4/30/2007        120,886       12.66%         Office          $16.75           22.78%
---------------------------------------------------------------------------------------------------------------------------------
    Aetna U.S. Healthcare Inc.         4/30/2007         65,830        6.90          Office           19.75           14.63
---------------------------------------------------------------------------------------------------------------------------------
      Total/Wtd. Avg. Aetna                             186,716       19.56                           17.81           37.41
---------------------------------------------------------------------------------------------------------------------------------
2.  Crown Beverage Packaging           6/30/2002        156,797       16.43      Industrial            3.76            6.63
---------------------------------------------------------------------------------------------------------------------------------
3.  GE Capital / Ameridata (c)         2/28/2002         20,920        2.19          Office           15.50            3.65
---------------------------------------------------------------------------------------------------------------------------------
4.  Omega Medical Labs                 3/31/2006         14,902        1.56          Office           20.22            3.39
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Office
    Omega Medical Storage              3/31/2006            700        0.07       (Storage)           10.14            0.08
---------------------------------------------------------------------------------------------------------------------------------
      Total/Wtd. Avg. Omega                              15,602        1.63                           19.77            3.47
---------------------------------------------------------------------------------------------------------------------------------
5.  Dynatherm Corporation, Inc.       12/31/2001         55,297        5.79      Industrial            5.50            3.42
---------------------------------------------------------------------------------------------------------------------------------
    Total/Wtd.Avg.                                      435,332       45.60%                         $11.14           54.59%
---------------------------------------------------------------------------------------------------------------------------------

(a) Based on annualized rent as of April and May 2001.
(b) Rated BBB/Baa2/BBB+ (S&P/Moody's/Fitch) as of June 2001.
(c) Rated AAA/Aaa (S&P/Moody's) as of June 2001.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                        CORPORATE WOODS OFFICE BUILDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              Original                Cut-Off Date
                              --------                ------------
Principal Balance:            $32,250,000             $32,226,729

% of Pool by UPB:             4.27%

Originator:                   GMACCM

Note Date:                    May 22, 2001

Interest Rate:                7.64%

Amortization:                 30 Years

Maturity Date:                June 5, 2011

Borrower/Sponsor:             Seven separate special purpose bankruptcy-remote
                              entities each with an independent director structured as tenants-in-common.

Call Protection:              Prepayment lockout; U.S. Treasury defeasance.

Cross-Collateralization/      NAP/NAP

Default:

Additional Financing:         None

Cash Management:              Soft lockbox.  If tenants SBC Advanced
                              Solutions, Inc. or Group Health Plan, Inc.
                              fail to renew their leases, Borrower is
                              required to deliver letters of credit up to $1.4 million or a cash flow sweep will occur and captured funds may be applied to re-tenanting costs.

Reserves:                     Monthly:
                              -------
                              TI/LC: $25,000
                              Taxes: $48,278
                              Insurance: $3,728
                              Replacement: $3,536

                              Upfront:
                              -------
                              Taxes: $337,946
                              Insurance: $6,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:            Single Asset

Property Type:                     Office

Location:                          Earth City, MO

Year Built/Renovated:              1999 & 2000/NAP

The Collateral:                    Two four-story office buildings with a
                                   total of 282,850 sq. ft. located in the
                                   St. Louis, MO metro area.

Property Management:               Asset Management & Consulting, an
                                   affiliate of the Borrower

Occupancy (2/1/2001):              100%

Underwritten Net Cash Flow:        $3,440,506

Appraised Value:                   $43,000,000

Appraisal Date:                    November 15, 2000

Cut-Off Date Loan/SF:              $113.94

Cut-Off Date LTV:                  74.95%

Balloon LTV:                       66.49%

UWNCF DSCR:                        1.25x
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                        CORPORATE WOODS OFFICE BUILDINGS
--------------------------------------------------------------------------------

FIVE LARGEST TENANTS (a)
------------------------

========================================================================================================================
                                                      Lease                                 Annualized   Approximate %
                                                    Expiration     Tenant                    Base Rent     of Total
         Tenant Name                                   Date     GLA (sq. ft.)   % of GLA    Per Sq. Ft.    Base Rent
------------------------------------------------------------------------------------------------------------------------
     1.  SBC Advanced Solutions, Inc. (b)         8/31/2005         141,423      50.00%         $21.56      52.18%
------------------------------------------------------------------------------------------------------------------------
         SBC Advanced Solutions, Inc.             8/31/2005          10,754       3.80           20.59       3.79
------------------------------------------------------------------------------------------------------------------------
           Total/Wtd. Avg.                                          152,177      53.80           21.49      55.97
------------------------------------------------------------------------------------------------------------------------
     2.  Group Health Plan, Inc.                  9/25/2006          74,885      26.48           22.87      29.31
------------------------------------------------------------------------------------------------------------------------
     3.  Earthgrains Baking Companies (c)         8/14/2004          36,417      12.88           12.50       7.79
------------------------------------------------------------------------------------------------------------------------
     4.  Chrysler Financial Company (d)           12/12/2004          9,836       3.48           20.50       3.45
------------------------------------------------------------------------------------------------------------------------
     5.  State Farm Mutual Automobile             9/30/2002           3,442       1.22           21.50       1.27
------------------------------------------------------------------------------------------------------------------------
         Total/Wtd. Avg.                                            276,757      97.86%         $20.65      97.79%
------------------------------------------------------------------------------------------------------------------------

(a)  Based on annualized rent as of June 2001.
(b)  Lease guarantor is rated AA-/Aa3/AA (S&P/Moody's/Fitch) as of June 2001.
(c)  Rated BBB/Baa2 (S&P/Moody's) as of June 2001.
(d)  Rated A-/A3/A (S&P/Moody's/Fitch) as of June 2001.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               KOLLINGER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              Original                Cut-Off Date
                              --------                ------------
Principal Balance:            $31,500,000             $31,446,365

% of Pool by UPB              4.17%

Originator:                   Archon Financial, LP

Note Dates:                   March 19, 2001 and May 16, 2001

Interest Rates:               7.00%, 7.05%, and 7.62%

Amortization:                 30 years

Maturity Dates:               April 1, 2006 and June 1, 2011

Borrower/Sponsor:             Three special purpose entities with related
                              sponsors.

Call Protection:              Prepayment lockout; U.S. Treasury defeasance.

Cross-Collateralization/      NAP/NAP

Default:

Additional Financing:         None

Cash Management:              None

Reserves:                     Monthly:
                              --------
                              Real Estate Taxes: $28,050
                              Insurance: $11,972
                              Replacement: $17,496

                              Upfront:
                              --------
                              Real Estate Taxes:  $190,090
                              Insurance:  $88,898
                              Replacement: $17,496
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

Single Asset/Portfolio:            3 Single Assets

Property Type:                     Multifamily

Location:                          Lexington (2 properties) and Louisville,
                                   KY

Years Built/Renovated:             1986/1999 (2 properties) and 1989/1998

The Collateral:                    Three separate loans that are neither
                                   cross-collateralized nor cross-defaulted secured by three multifamily properties containing a total of 896 units, two of which are within the Lexington, KY area and the third located in Louisville, KY.

Property Management:               Comprehensive Management Services, an
                                   affiliate of the Borrower

Weighted Average Current
Occupancy:                         92.3%

Aggregate Underwritten Net Cash
Flow:                              $3,282,291

Aggregate Appraised Value:         $39,650,000

Appraisal Dates:                   February 14, 2001 and March 29,2001

Aggregate Cut-Off Date Loan/Unit:  $35,096.39

Weighted Average Cut-Off Date LTV: 79.32%

Weighted Average Balloon LTV:      73.51%

Weighted Average UWNCF DSCR:       1.28x
--------------------------------------------------------------------------------

COLLATERAL DETAILS
------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         Cut-off Date
                                                            Balance      Underwritten
Property Name                               Location          ($)        NCF DSCR (x)    LTV (%)    Units    Occupancy (%)
---------------------------------------------------------------------------------------------------------------------------
     1.  Stoney Falls Apartments       Lexington, KY     $12,291,935         1.37x         79.82%    396         93.00%
---------------------------------------------------------------------------------------------------------------------------
     2.  Stoney Brooke Apartments      Lexington, KY       7,622,791         1.25          79.82     232         87.00
---------------------------------------------------------------------------------------------------------------------------
     3.  River Oak Apartments          Louisville, KY     11,531,639         1.20          78.45     268         95.00
---------------------------------------------------------------------------------------------------------------------------
         Total/Wtd Avg.                                  $31,446,365         1.28x         79.32%    896         92.28%
---------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               FIG GARDEN VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Principal Balance:           Original                 Cut-Off Date
                             --------                 ------------
                             $30,000,000              $29,935,440

% of Pool by UPB:            3.97%

Originator:                  German American Capital Corporation

Note Date:                   March 23, 2001

Interest Rate:               7.25%

Amortization:                30 Years

ARD Date:                    April 1, 2011

Borrower/Sponsor:            The Borrower is a single-purpose, bankruptcy-
                             remote entity.

Call Protection:             Prepayment lockout; U.S. Treasury defeasance.

Cross-Collateralization/     NAP/NAP

Default:

Additional Financing:        None

Cash Management:             Soft lockbox.  Cash flow sweep following an
                             event of default, a drop of DSCR below 1.10x or upon one month prior to the Anticipated
                             Repayment Date.

Reserves:                    Monthly:
                             --------
                             TI/LC: $11,019
                             Taxes: $33,833
                             Insurance: $4,024
                             Replacement: $3,861

                             Upfront:
                             -------
                             Taxes: $33,833
                             Insurance: $8,048
                             TI/LC: $185,284
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:              Single Asset

Property Type:                       Anchored Retail

Location:                            Fresno, CA

Year Built/Renovated:                1956/2000

The Collateral:                      A 231,667 sq. ft. community retail
                                     center located in northwest Fresno, CA
                                     with 13 separate buildings situated on
                                     23.4 acres and anchored by
                                     Gottschalk's (NYSE:GOT), Whole Foods
                                     (NASDAQ: WFMI), and Longs Drug Store
                                     (NYSE:LDG).

Property Management:                 LandValue Management, an affiliate of

                                     the Borrower

Current Occupancy (3/6/2001):        94.0%

Underwritten Net Cash Flow:          $3,267,749

Appraised Value:                     $40,000,000

Appraisal Date:                      January 23, 2001

Cut-Off Date Loan/SF:                $129.22

Cut-Off Date LTV:                    74.84%

Balloon LTV:                         65.84%

UWNCF DSCR:                          1.33x
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               FIG GARDEN VILLAGE
--------------------------------------------------------------------------------

FIVE LARGEST TENANTS
--------------------

=========================================================================================================================
                                                                                          Annualized     Approximate %
                                 Lease Expiration        Tenant                         Base Rent Per    of Total Base
            Tenant                     Date           GLA (sq. ft.)       % of GLA         Sq. Ft.            Rent
-------------------------------------------------------------------------------------------------------------------------
    1.  Gottschalk's                 1/31/2005              30,000         12.95%           $3.50             3.09%
-------------------------------------------------------------------------------------------------------------------------
    2.  Whole Foods                  9/30/2020              29,501          12.73           11.00              9.54
-------------------------------------------------------------------------------------------------------------------------
    3.  Longs Drug Store             4/01/2019              23,244          10.03           13.50              9.23
-------------------------------------------------------------------------------------------------------------------------
    4.  Bulldog Brewery Co.          3/31/2012              12,082            5.22          15.60              5.54
-------------------------------------------------------------------------------------------------------------------------
    5.  Talbot's                     5/31/2013               6,839            2.95          24.60              4.95
-------------------------------------------------------------------------------------------------------------------------
        Total/Wtd. Avg.                                    101,666          43.88%          $10.82           32.34%
-------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. do not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co., or Deutsche Banc Alex. Brown, Inc. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.